Trade Receivables	12 Months Ended
Dec. 31, 2022
Trade Receivables [Abstract]
TRADE RECEIVABLES

NOTE 7: TRADE RECEIVABLES

A receivable represents the Company’s right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due). Most trade receivables are derived from the sale of electrical components and services to external customers by the Company’s wholly owned subsidiary, Volta. Trade receivables are non-interest bearing and are generally on terms of 30 to 90 days.

Information about the credit risk exposure of the Company’s trade receivables as of December 31, 2022 and December 31, 2021 is detailed in the trade receivables aging as follows:

	As of December 31,	As of December 31,
	2022	2021
1 - 30 days	501	441
31 - 60 days	99	382
61 - 90 days	53	73
> 91 days	85	260
Allowance for ECL	(37)	(118)
	701	1,038